Exhibit 10.21

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

ADDENDUM TO THE SECOND AMENDED AND RESTATED LICENSE, PRODUCT DEVELOPMENT AND SUPPLY UMBRELLA AGREEMENT

TELA Bio, Inc. (“TELA Bio”) and Aroa Biosurgery Limited (“Aroa”) entered into the Second Amended and Restated License, Product Development and Supply Umbrella Agreement (the “Umbrella Agreement”) on 16 July 2015.

TELA Bio and Aroa are parties to (i) a Development Agreement, effective as of September 21, 2017 (“Contour Product Development Agreement”), that sets forth the terms and conditions relating to the development of the Endoform® Contoured Reconstructive Template (“Contour Product”), which was subsequently amended on June 1, 2018 (‘Contour Product Amendment”), (ii) Product Exhibit 2, effective as of September 21, 2017 (“Contour Product Exhibit”), to the Second Amended and Restated License, Product Development and Supply Agreement dated July 16, 2015, as amended (“Umbrella Agreement”) and (iii) Addendum to the Umbrella Agreement, dated as of September 21, 2017, with respect to the Endoform® Contour Reconstructive Template (“Contour Product Addendum”).

The parties wish to replace the Contour Product with the Endoform® Restella Reconstructive Template (“Restella Product”).

This addendum to the Umbrella Agreement (“Addendum”), is made as of the 3rd day of January 2019, and sets out the terms of the parties’ agreements with respect to the Restella Product. This Addendum also cancels and replaces the Contour Product Addendum and the Contour Product Exhibit.

1.                                      TELA Bio and Aroa will, effective as of the date of this Addendum, enter into a development agreement relating to the development of the Restella Product and each party’s responsibilities in connection with the development of the Restella Product (“Restella Product Development Agreement”). Such development agreement and the Product Exhibit (set out in the development agreement) shall constitute the Product Exhibit for the Restella Product (“Restella Product Exhibit”), for the purposes of the Umbrella Agreement. The Restella Product Development Agreement and the Restella Product Exhibit shall cancel and replace the Contour Product Development Agreement, and the Contour Product Exhibit.

2.                                      The Restella Product:

a.                                      Will use Aroa’s existing 510(k) clearances ([***]) as the predicate and ([***]) as the reference; and

b.                                      Will have, based on TELA Bio’s use of clearances described in a. above, the intended use for implantation to reinforce soft tissue where weakness exists in patients requiring soft tissue repair or reinforcement in plastic and reconstructive surgery; and

c.                                       Will, based on TELA Bio’s use of clearances described in a. above, be indicated for use as an extracellular matrix scaffold to reinforce or elevate soft tissue where weakness or a void exists and for the surgical repair of damaged or ruptured tissue membranes which require the use of reinforcing material to obtain the desired surgical outcome.

(Clauses 2a. to 2c. together being the “Claims, Intended Use and Indications for Use of the Restella Product”.)

d.                                      Will include a combination of Aroa Technology (forestomach tissue) and synthetic sutures which are indicated in the Restella Product Exhibit.

3.                                      [***]

a.                                      [***]

b.                                      [***]

c.                                       [***]

d.                                      Aroa and its Affiliates shall not and shall not grant any other person or entity any rights to market, promote, sell or otherwise commercialize the Restella Product in any of the Indications in the Territory.

e.                                       Aroa will be the sole and exclusive owner of any regulatory approvals/clearances with respect to the Restella Product.

4.                                      The Restella Product can only be in the shapes, sizes and forms approved in writing by Aroa and all changes, variations or improvements to the Restella Product shall require the prior written approval of Aroa. [***].

5.                                      The parties acknowledge and agree that the Goal for a breast reconstruction product in the North American Territory has been satisfied. For the avoidance of doubt, the development and commercial launch of the Restella Product will not satisfy, amend or vary the Goal or Goal Deadline relating to a breast reconstruction product for the European Territory under Section 8.12 of the Umbrella Agreement.

6.                                      TELA Bio’s rights herein to use Aroa’s 510(k) regulatory clearance for the Restella Product and the Claims, Intended Use and Indications for Use of the Restella Product, as set out herein or in the 510(k) regulatory clearance for the Restella Product, shall terminate when:

a.                                      [***]

b.                                      [***].

Capitalised terms used but not defined in this Addendum have the meanings given to those terms in the Umbrella Agreement.

This Addendum shall cancel, replace and supersede the Contour Product Addendum and Restella Product Exhibit shall cancel, replace and supersede the Contour Product Exhibit. Accordingly, the Contour Product Addendum and the Contour Product Exhibit are hereby cancelled as at the date of this Addendum.

Except as agreed herein, the provisions of the Umbrella Agreement are not amended and continue to be in full force and effect.

This Addendum shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflict of law provisions.

This Addendum may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Executed signature pages to this Addendum may be delivered by facsimile or electronic mail and any signature page so delivered shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties has caused this Addendum to be executed by its duly authorized representative as of the date first above written.

TELA BIO, INC.		ARO BIOSURGERY LIMITED

By:	/s/ Antony Koblish	By:	/s/ Brian Ward

Name:	Antony Koblish	Name:	Brian Ward

Title:	President	Title:	CEO

APPENDIX

Modified Restella Shapes

(Section 4)